Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Long-Term Equity Compensation

We believe that long-term equity compensation provides appropriate motivational tools to achieve certain long-term Company goals. The long-term equity compensation plan is designed to align the interests of named executive officers with those of stockholders, motivate each named executive officer to achieve key financial goals and reward superior performance. The design of the program, which is similar to the program used with the larger employee base, helps to reduce turnover and to retain the knowledge and skills of AvePoint’s valued employees. In structuring the amount of long-term equity compensation awards, the Compensation Committee seeks to balance such awards and the interests of AvePoint’s stockholders under a policy that moderates the dilutive effects of annual equity awards against the need to provide attractive and competitive incentive compensation.

The Compensation Committee approves annual equity awards to named executive officers and other key employees at the February Compensation Committee meeting, with the grant date determined to be March 15 or the nearest available grant date each year. The Company does not time the grant in coordination with the release of material non-public information.

Award Timing Method	The Compensation Committee approves annual equity awards to named executive officers and other key employees at the February Compensation Committee meeting, with the grant date determined to be March 15 or the nearest available grant date each year. The Company does not time the grant in coordination with the release of material non-public information.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false